UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2021

NEXPOINT REAL ESTATE FINANCE, INC.

(Exact Name Of Registrant As Specified In Charter)

Maryland	001-39210	84-2178264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2515 McKinney Avenue, Suite 1100

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (833) 463-6697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NREF	New York Stock Exchange
8.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	NREF-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 11, 2021, NexPoint Real Estate Finance, Inc. (the “Company”) held its Annual Meeting of Stockholders. All matters submitted for approval by the Company’s stockholders, as described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2021, as supplemented by additional definitive proxy soliciting materials filed with the SEC on April 22, 2021 and May 4, 2021, were approved. The number of shares of common stock entitled to vote at the Company’s 2021 Annual Meeting of Stockholders was 5,022,578, representing the number of shares outstanding as of April 5, 2021, the record date for the annual meeting.

The results of each matter voted on were as follows:

1.	Election of directors. The following directors were elected for terms expiring at the 2022 annual meeting of stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
James Dondero	2,617,394	126,659	2,009,292
Brian Mitts	2,727,008	17,045	2,009,292
Edward Constantino	2,357,927	386,126	2,009,292
Scott Kavanaugh	2,618,785	125,268	2,009,292
Arthur Laffer	2,359,249	384,804	2,009,292
Catherine Wood	2,732,890	11,163	2,009,292

2.

Approval of the potential issuance of shares of the Company’s common stock to related party affiliates in connection with the redemption of units of the Company’s operating partnership. The potential issuance was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,443,292	277,444	23,317	2,009,292

3.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2021. The appointment was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,713,893	28,152	11,300	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT REAL ESTATE FINANCE, INC.

By:	/s/ Brian Mitts
Name: Brian Mitts Title: Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer

Date: May 13, 2021